Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2017
Property and equipment, net
Schedule of property and equipment, net

	As of December 31,
	2016	2017
	RMB	RMB
Office furniture and equipment	860	1,187
Computer equipment	3,380	6,930
Servers and network equipment	4,145	17,991
Leasehold improvements	6,069	7,193

Total	14,454	33,301
Accumulated depreciation	(9,863)	(14,335)

Property and equipment, net	4,591	18,966